UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2025

SENECA BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-288044	Pending
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

35 Oswego Street, Baldwinsville, New York	13027
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (315) 638-0233

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On August 12, 2025, Seneca Bancorp, Inc., a Maryland corporation (the “Company”), Seneca Financial Corp., a federal corporation, Seneca Savings, a federal savings association, and Seneca Financial MHC, a federal mutual holding company, entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”), which will assist in the marketing of the Company’s common stock during its stock offering.

For its services as financial advisor and marketing agent, KBW will receive (i) a management fee of $35,000, which has already been paid, and (ii) a success fee of $385,000 for shares of common stock sold in the Company’s subscription and community offerings, which is payable upon the completion of the stock offering. The success fee will be reduced by the management fee upon the completion of the stock offering. In the event shares of common stock are sold through a group of broker-dealers in a syndicated community offering, the Company will pay KBW a transaction fee not to exceed 6.0% of the aggregate purchase price of the aggregate dollar amount of shares of common stock sold in the syndicated community offering. The success fee will be credited against any fee payable for shares sold in the syndicated community offering.

For its services as conversion agent and data processing records management agent, KBW will receive a fee of $40,000, $10,000 of which has already been paid and the remainder of which will be paid upon the completion of the stock offering. This fee may be increased by up to $10,000 in the event of any material change in applicable regulations or the plan of conversion, or if there are delays requiring duplicate or replacement processing.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-288044) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated August 12, 2025.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement dated August 12, 2025, by and among Seneca Bancorp, Inc., Seneca Financial Corp., Seneca Savings, Seneca Financial MHC and Keefe, Bruyette & Woods, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENECA BANCORP, INC.

DATE: August 18, 2025	By:	/s/ Joseph G. Vitale
Joseph G. Vitale
President and Chief Executive Officer